UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 15, 2008
FREDERICK’S OF HOLLYWOOD GROUP INC.
(Exact Name of Registrant as Specified in Charter)

New York	1-5893	13-5651322

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1115 Broadway, New York, New York	10010

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 798-4700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
     (a) Effective August 15, 2008, the Board of Directors of Frederick’s of Hollywood Group Inc. (“Company”) approved and adopted an amended and restated Code of Ethics, which provides for certain technical, administrative and other non-substantive changes. The Code of Ethics is filed as Exhibit 14 to this Current Report on Form 8-K.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits:
14	Amended and Restated Code of Ethics

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 20, 2008	FREDERICK’S OF HOLLYWOOD GROUP INC.
	By:	/s/ Thomas Rende
Thomas Rende
Chief Financial Officer (Principal Financial and Accounting Officer)

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